UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund: Bullfinch Fund, Inc.

Fund Address: 3909 Rush Mendon Road
              Mendon, New York  14506

Name and address of agent for service: Christopher Carosa, President,
        Bullfinch Fund, Inc., 3909 Rush Mendon Road,
        Mendon, New York  14506
        Mailing address: 3909 Rush Mendon Road
        Mendon, New York  14506

Registrant's telephone number, including area code: (585) 624-3150

Date of fiscal year end: 10/31/16

Date of reporting period: 11/01/15 - 10/31/16

Item 1 - Attach shareholder report



BULLFINCH FUND, INC.




3909 Rush Mendon Road
Mendon, New York 14506
(585) 624-3150
1-888-BULLFINCH
(1-888-285-5346)













Annual Report
Annual Report
October 31, 2016

Management's Discussion of Fund Performance

December 28, 2016
Dear Fellow Shareholders:

We are very proud to present the October 2016 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

This year produced excellent results for the Bullfinch Fund, Inc. Unrestricted Series as it reached new all-time highs in net assets and accumulated performance. The Greater Western New York Series, with its heavy reliance on small cap stocks, fell back ever so slightly (although, it should be noted that it has outpaced since Election Day reflecting the shift in favorability of small cap stocks). For relative comparison between the two Series and the market in general, take a look at the results of our benchmark, the Value Line Geometric Index.

In the Unrestricted Series, the top performing stocks (AAR Corp, Mattel, and NVIDIA) all topped more than 40% gains for the year. Among the laggards were CDI Corporation, Cognizant Technology Solutions, and Fred's, all double digit negative for the year. The Unrestricted Series as a whole was up 7.62% in the fiscal year vs. our benchmark which was down 0.42% (meaning we beat our benchmark by 8%!).

During the fiscal year, the Greater Western New York Series lost 1.45%. A total of 14 individual stocks experienced greater than double digit returns with 3 returning more than 40%. The top performing stocks (Gibraltar Industries, Mattel, and Servotronics) represent a diverse set of industries (steel-based products, toys, and control components). The underperformers included Ultralife (Batteries); Integer Holdings (specialty health products); and Computer Task Group (IT and staffing).

Once again, there was a wide disparity between the S&P 500 and our benchmark. For example, the price appreciation of the S&P 500 for our fiscal year was 2.025% vs. the benchmark loss of 0.42%. Still, our Unrestricted Series nearly tripled the S&P return while the Greater Western New York Series lagged behind. While past performance can never guarantee future results, we are quite proud of what we have achieved compared to the S&P 500, especially in light of our generally defensive position.

The market uncertainty heading into the election caused us to build on our defensive position. Despite this posture, the surprise Trump victory and the ensuing Trump rally has brought both funds to new highs. In particular, the Greater Western New York Series has benefited from the rotation back to small cap stocks.

The next year will prove interesting as the market gets used to a new administration and a new way of doing business with Washington.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,
Bullfinch Fund, Inc.
Christopher Carosa, CTFA
President



BULLFINCH FUND INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 7/1/06 to 10/31/16. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states "The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called 'multi-cap' market because it includes large cap, mid cap and small cap stocks alike." The Fund feels it is an appropriate benchmark because the Fund's portfolios are multi-cap portfolios. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


(GRAPH OMITTED)

Year       Bullfinch Fund, Inc. Value Line
Ending     Unrestricted Series  Geometric Index

6/30/2006        $10,000           $10,000
6/30/2007        $11,855           $11,666
6/30/2008        $10,610            $8,793
10/31/2008        $8,757            $6,067
10/31/2009        $9,258            $6,645
10/31/2010       $10,909            $8,046
10/31/2011       $12,010            $7,986
10/31/2012       $12,618            $8,365
10/31/2013       $15,671           $11,160
10/31/2014       $18,025           $11,675
10/31/2015       $19,256           $11,019
10/31/2016       $20,723           $10,973

Annualized
Returns Ending    Bullfinch Fund Inc.   Value Line
10/31/2016        Unrestricted Series   Geometric Index

One - Year         +    7.62%             -    0.42%
Five - Year        +   11.53%             +    6.56%
Ten - Year         +    6.75%             +    0.85%


(GRAPH OMITTED)

Year          Bullfinch Fund, Inc.             Value Line
Ending        Greater Western New York Series  Geometric Index

6/30/2006       $10,000                          $10,000
6/30/2007       $11,253                          $11,666
6/30/2008       $10,107                           $8,793
10/31/2008       $8,628                           $6,067
10/31/2009       $8,330                           $6,645
10/31/2010      $10,498                           $8,046
10/31/2011      $11,508                           $7,986
10/31/2012      $12,159                           $8,365
10/31/2013      $15,783                          $11,160
10/31/2014      $17,544                          $11,675
10/31/2015      $18,044                          $11,019
10/31/2016      $17,783                          $10,973

Annualized
Returns Ending      Bullfinch Fund Inc.    Value Line
10/31/2016          Greater WNY Series     Geometric Index

One - Year             -   1.45%             -    0.42%
Five - Year            +   9.09%             +   6.56%
Ten - Year             +   5.71%             +   0.85%





UNRESTRICTED SERIES
(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016
TOGETHER WITH INDEPENDENT AUDITORS' REPORT

DeJoy, Knauf & Blood LLP
Certified Public Accountants
280 East Broad Street, Suite 300
Rochester, NY 14604
Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of
Bullfinch Fund, Inc. - Unrestricted Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the "Company"]) as of October 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2015 and the related statement of changes in net assets for the year then ended and the financial highlights for each of the four years in the period ended October 31, 2015, were audited by other auditors whose report dated December 21, 2015, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bullfinch Fund Inc. - Unrestricted Series as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DeJoy, Knauf & Blood, LLP
Rochester, New York
December 28, 2016
UNRESTRICTED SERIES
(A SERIES WITHIN THE BULLFINCH FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016


ASSETS

Investments in Securities, at Fair Value,
                      Identified Cost of $3,884,329            $  6,169,903

Cash & Cash Equivalents                                           2,417,518

Accrued Interest and Dividends                                        9,092

Total Assets                                                   $  8,596,513


LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses                                              $      10,800

Due to Investment Adviser                                             7,576


NET ASSETS

Net Assets (Equivalent to $20.29 per share based
               on 422,842.695 shares of stock outstanding)        8,578,137


Total Liabilities and Net Assets                               $  8,596,513


COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01;
      422,842.695 Shares Outstanding                           $  6,022,228

Accumulated Net Investment Gain & Realized Gain
      from Security Transactions                                    270,335

Net Unrealized Appreciation on Investments                        2,285,574

Net Assets at October 31, 2016                                 $  8,578,137


The accompanying notes are an integral part of these financial statements.

UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2016


                                             Historical
                                   Shares       Cost        Value

Level 1 - Common Stocks - 71.85%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers - Software - 14.72%
   Adobe Systems Inc.*              3,250      84,678      349,407
   Microsoft Corp.                  6,200     151,626      371,504
   Oracle Corp.                     5,500      56,121      211,310
   Synopsis, Inc.*                  5,600     115,460      332,136
                                              407,885    1,264,357

Medical Products and Supplies - 6.30%
  Edwards Lifesciences*             2,500      84,035      238,050
  Johnson & Johnson                 2,400     136,714      278,376
  Medtronic Inc.                      300      22,863       24,606
                                              243,612      541,032

Retail - Specialty - 4.49%
   Fastenal Co.                     4,800      83,684      187,104
   Zumiez Inc.*                     8,900     193,235      198,025
                                              276,919      385,129

Semiconductors - 4.45%
   Intel Corp.                      5,000      85,564      174,350
  Tessera Technologies Inc.         5,600      96,089      207,760
                                              181,653      382,110

Leisure & Recreational - 4.33%
   Mattel Inc.                     11,800     293,934      372,054

Computers - Networking - 3.82%
   Cisco Systems, Inc.             10,700     160,238      328,276

Electrical Equipment - 3.32%
   Corning Inc.                     7,300      66,773      165,783
   General Electric Co.             4,100      77,607      119,310
                                              144,380      285,093

Insurance - 3.20%
   Arthur J Gallagher & Co          5,700     138,298      274,911

Telecommunications - 3.20%
   AT&T Corp.                       3,800     134,073      139,802
   Verizon Communications           2,800     136,812      134,680
                                              270,885      274,482

Commercial Services - 3.05%
   Paychex, Inc.                    4,750     130,496      262,200




                                             Historical
                                   Shares       Cost        Value

Level 1 - Common Stocks - 71.85%

Internet Services - 2.76%
  Amazon.com Inc.*                    300      55,507      236,946

Pharmaceuticals -2.68%
     Mylan Inc.*                    6,300     363,525      229,950

Biotech - 2.64%
  Meridian Bioscience Inc.         13,800     249,015      227,010

Oil & Related - 2.45%
   Total SA ADR                     4,400     227,558      210,056

Consumer - Electronics - 2.34%
   Canon Inc.                       7,000     241,870      201,040

 Tobacco Products - 2.02%
  Universal Corp. VA                3,200     120,756      173,440

Retail - General - 1.94%
Fred's Inc. Class A                18,200     182,669      166,166

Aerospace - 1.65%
  AAR Corporation                   4,400      83,191      141,548

Electronics Components - 1.35%
  TE Connectivity Ltd.              1,850      50,371      116,310


Industrial Services - 1.14%
   Expeditors Int'l Washington      1,900      61,567       97,793


Total Investments in Securities             3,884,329    6,169,903



Level 1 - Cash & Equivalents - 28.15%


Schwab  Gov't Money Fund - 28.15%           2,417,518    2,417,518
Sweep Shares 7 day Yield .01%


Total Invested Assets                     $ 6,301,847  $ 8,587,421


The accompanying notes are an integral part of these
            financial statements.


UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2016

Table of Industries


Industry						Market Value		Percent

Aerospace						$     141,548		  1.65%
Biotech						$     227,010		  2.64%
Commercial Services				$     262,200		  3.05%
Computers - Networking				$     328,276		  3.82%
Computers - Software				$   1,264,357		 14.72%
Consumer - Electronics                  $     201,040            2.34%
Electrical Equipment				$     285,093		  3.32%
Electronics Components				$     116,310		  1.35%
Industrial Services				$      97,793		  1.14%
Insurance						$     274,911            3.20%
Internet Services					$     236,946		  2.76%
Leisure & Recreational                  $     372,054            4.33%
Medical Products & Supplies			$     541,032		  6.30%
Oil & Related                           $     210,056	        2.45%
Pharmaceuticals					$     229,950		  2.68%
Retail - General					$     166,166		  1.94%
Retail - Specialty				$     385,129		  4.49%
Semiconductors					$     382,110		  4.45%
Telecommunications                      $     274,482            3.20%
Tobacco Products					$     173,440		  2.02%
Total Equities					$   6,169,903		 71.85%


Cash & Equivalents (7 day yield .01%)	$   2,417,518		 28.15%

Total Invested Assets				$   8,587,421		100.00%












The accompanying notes are an integral part of these financial statements. UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
   Dividend and Interest Income     $ 137,238
EXPENSES:
   Adviser Fees                        84,365
   Legal and Professional              14,142
   Director's Fees                      1,000
   D&O/E&O                              8,493
   Fidelity Bond                          939
   State Income Taxes                     300
   Foreign Taxes                        4,571
   Telephone                              185
   Registration Fees                    1,625
   Custodian Fees                       5,247
   Travel                                 329
   Dues and Subscriptions               2,148
Total expense                         123,344
Net investment income                  13,894

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions        625,476
Unrealized depreciation during the period         (33,427)
Net gain on investments                           592,049
CHANGE IN NET ASSETS FROM OPERATIONS             $605,943

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2016 AND 2015
						                         October    October
                                                              2016       2015
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $  13,894  $  14,071
  Net realized gain from security transactions             625,476    707,162
  Net change in unrealized depreciation of investments     (33,427)  (236,482)
  Change in net assets from operations                     605,943    484,751

 DISTRIBUTIONS TO SHAREHOLDERS:
     Distribution of capital gains                        (707,089)  (365,722)
     Distribution of ordinary income                       (14,067)         0
 Reinvested dividend distributions                         721,156    365,722

CAPITAL SHARE TRANSACTIONS:
   Sales                                                   670,510    277,982
   Redemptions                                            (331,114)  (257,393)
Total capital share transactions                           339,396     20,589
Increase in net assets                                     945,339    505,340

NET ASSETS:
  Beginning of period                                    7,632,798  7,127,458
  End of period                                         $8,578,137 $7,632,798

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)
FOR THE YEARS ENDED OCTOBER 31, 2016, 2015, 2014, 2013 AND 2012



                                       October October October October October
                                          2016    2015    2014    2013    2012

NET ASSET VALUE, beginning of period   $ 20.75 $ 20.42  $18.46 $ 15.35 $ 14.62

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.03    0.04   (0.01)   0.05   (0.02)
  Net gain on securities
    both realized and unrealized          1.47    1.34    2.74    3.57    0.76

Total from investment operations          1.50    1.38    2.73    3.62    0.74

DISTRIBUTIONS  TO SHAREHOLDERS FROM:
     Distribution of capital gains       (1.92)  (1.05)  (0.72)  (0.45)   0.00
     Distribution of ordinary income     (0.04)   0.00   (0.05)  (0.06)  (0.01)
     Total stock dividend distributions  (1.96)  (1.05)  (0.77)  (0.51)  (0.01)

NET ASSET VALUE, end of period         $ 20.29 $ 20.75 $ 20.42 $ 18.46 $ 15.35

NET ASSETS,
       end of period  $8,578,137 $7,632,798 $7,127,458  $6,287,193  $4,921,128

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)
FOR THE YEARS ENDED OCTOBER 31, 2016, 2015, 2014, 2013 AND 2012

                                       October October October October October
                                          2016    2015    2014    2013    2012

RATIO OF EXPENSES
  TO AVERAGE NET ASSETS*                  1.50%   1.48%   1.51%   1.63%   1.73%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS*                  0.17%   0.19%  (0.05)%  0.29%  (0.14)%

PORTFOLIO TURNOVER RATE*                  1.95%  10.55%  11.74%   6.54%   7.23%

TOTAL RETURN                              7.62%   6.83%  15.02%  24.20%   5.06%

* Per share amounts calculated using the average shares method



The accompanying notes are an integral part of these financial highlights.


UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2016

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the "Series") is a series within the Bullfinch Fund, Inc. (the "Fund"), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services - Investment Companies.

Fair Value Measurements - ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:
Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.
Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3: Significant unobservable inputs that reflect a reporting entity's own assumptions about the assumptions that market participants would use in pricing an asset or liability.
The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in money market accounts or treasury bills and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash. Included in the cash and cash equivalents listed there is an unsettled stock purchase of $171,563 which settles on November 3, 2016.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

 ASSETS AT FAIR VALUE AS OF:
                          10/31/16
                           LEVEL 1
COMMON STOCKS          $ 6,169,903
CASH & EQUIVALENTS     $ 2,417,518
TOTAL INVESTED ASSETS  $ 8,587,421

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management's estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its capital gains of $365,722 to its shareholders on December 26, 2014 in the form of stock dividends equal to 17,971.591 shares of stock. The Series made a distribution of its ordinary income of $14,067 to its shareholders on December 29, 2015, in the form of stock dividends equal to 722.839 shares of stock. The Series made a distribution of its capital gains of $707,089 to its shareholders on December 29, 2015, in the form of stock dividends equal to 36,335.515 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.


NOTE C - INVESTMENTS

For the year ended October 31, 2016, the Series purchased $160,246 of common stock. During the same period, the Series sold $1,561,447 of common stock.

At October 31, 2016, the gross unrealized appreciation for all securities totaled $2,518,740 and the gross unrealized depreciation for all securities totaled $233,166 or a net unrealized appreciation of $2,285,574. The aggregate cost of securities for federal income tax purposes at October
31, 2016 was $3,884,329.


NOTE D - RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund's board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The
 Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2016, the Fund paid investment adviser fees of $84,365.

As of October 31, 2016, the Fund had $7,576 included in accrued expenses, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset
Management.


NOTE E - REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.


NOTE F - COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund's officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.


NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:


                                          Shares                Amount

Balance at October 31, 2014          349,119.943           $ 4,575,365

 Shares sold during 2015              13,322.543               277,982
 Shares redeemed during 2015         (12,501.965)             (257,393)
 Reinvestment of Distributions,
                 December 26, 2014    17,971.591               365,722
Balance at October 31, 2015          367,912.112           $ 4,961,676

 Shares sold during 2016              34,807.058               670,510
 Shares redeemed during 2016         (16,934.829)             (331,114)
Reinvestment of Distributions,
                 December 29, 2015    37,058.354               721,156
Balance at October 31, 2016          422,842.695           $ 6,022,228


GREATER WESTERN NEW YORK SERIES (A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016
TOGETHER WITH INDEPENDENT AUDITORS' REPORT

DeJoy, Knauf & Blood LLP
Certified Public Accountants
280 East Broad Street, Suite 300
Rochester, NY 14604
Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of
Bullfinch Fund, Inc. - Western New York Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the "Company"]) as of October 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2015 and the related statement of changes in net assets for the year then ended and the financial highlights for each of the four years in the period ended October 31, 2015, were audited by other auditors whose report dated December 21, 2015, expressed an unqualified opinion on those statements.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our a udit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bullfinch Fund Inc. - Greater Western New York Series as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DeJoy, Knauf & Blood, LLP
Rochester, New York
December 28, 2016
GREATER WESTERN NEW YORK SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016



ASSETS

Investments in Securities, at Fair Value,
                       Identified Cost of $857,508              $ 1,573,650

Cash and Cash Equivalents                                           163,855

Accrued Interest and Dividends                                        1,929

Total Assets                                                    $ 1,739,434


LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses                                                $     1,200

Due to Investment Adviser                                             1,693


NET ASSETS

Net Assets (Equivalent to $20.36 per share based
                 on 85,289.314 shares of stock outstanding)       1,736,541

Total Liabilities and Net Assets                                $ 1,739,434


COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01;
85,289.314 Shares Outstanding                            $  1,126,040

Accumulated Net Investment Loss & Realized Loss
                          from Security Transactions              (105,641)

Net Unrealized Appreciation on Investments                         716,142

Net Assets at October 31, 2016                                 $ 1,736,541





The accompanying notes are an integral part of these financial statements.




GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2016

                                             Historical
                                   Shares       Cost        Value

Level 1 Common Stocks - 90.57%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Electrical Equipment - 9.41%
   Corning, Inc.                    2,200      26,502      49,962
   General Electric Co.             1,450      35,248      42,195
   Ultralife Corp.*                17,400      65,037      71,340
                                              126,787     163,497

Aerospace - 7.33%
   Harris Corporation                 500      24,989      44,605
   Moog, Inc. Class A*                637      15,976      36,991
   Northrop Grumman                   200       2,294      45,800
                                               43,259     127,396

Medical Products & Supplies - 6.68%
   Bristol-Myers Squibb Co.         1,000      21,938      50,910
   Integer Holdings Corp*             850      17,417      18,742
   Johnson & Johnson                  400      22,617      46,396
                                               61,972     116,048
Telecommunications  - 6.36%
  AT&T Corporation                    950      33,705      34,950
  Frontier Communications          10,400      48,863      41,808
  Verizon Communications              700      34,210      33,670
                                              116,778     110,428
Airlines - 5.88%
   Southwest Airlines Co.           2,550      46,848	 102,128

Electronic Components - 5.56%
   Astronics Corp. Class A*         1,491       3,025      55,197
   IEC Electronics Corp.*           4,518       6,983      16,265
   TE Connectivity Ltd.               400      10,904      25,148
                                               20,912      96,610

Leisure & Recreational - 5.44%
  Mattel Inc.                       3,000      74,704      94,590

Banking & Finance - 5.37%
   Community Bank System            1,200      23,452      56,532
   M&T Bank Corp.                     300      29,839      36,819
                                               53,291      93,351

Steel - 4.48%
   Gilbraltar Industries Inc.*      2,000      25,111      77,800

Computers - Distributors - 4.17%
   Ingram Micro*                    1,950      45,446      72,540

Foods & Beverages - 3.85%
   Constellation Brands, Inc.         400       2,509      66,848


                                             Historical
                                   Shares       Cost        Value
Level 1 Common Stocks - 90.57%

Utilities - Natural Resources - 3.77%
   National Fuel Gas Co.            1,250      50,833      65,475

Railroads - 3.52%
   Genesee & Wyoming Class A*         900       2,522      61,146

Automotive - 3.32%
   Monro Muffler Brake Inc.         1,050      12,443      57,750

Commercial Services - 3.10%
    Paychex, Inc.                     975      25,852      53,820

Real Estate & Related - 2.78%
      Life Storage  Inc.              600      22,310      48,390

Computers - Software - 1.99%
  Oracle  Corp.                       900      12,070      34,578

Retail - Specialty - 1.79%
   Fastenal Co.                       800      13,954      31,184

Computers - Services - 1.51%
   Computer Task Group, Inc.        6,000      33,877      26,160


Metal Fabrication & Hardware - 1.44%
   Graham Corp.                     1,400      15,140      24,990

Environmental Services - 1.13%
  Ecology & Environment Inc.        2,000      25,398      19,600

Office Equipment - 0.79%
   Xerox Corp.                      1,400      17,817      13,678

Instruments - 0.73%
  Taylor Devices*                     877       4,394      12,611

Machinery - 0.11%
   Columbus McKinnon Corp.            100       2,344       1,949

Industrial Materials - 0.06%
   Servotronics, Inc.                 100         937       1,083

Total Investments in Securities               857,508   1,573,650

Level 1 - Cash & Equivalents - 9.43%
Schwab Gov't Money Fund  - 9.43%              163,855     163,855
Sweep Shares 7 day Yield .01%

Total Invested Assets                     $ 1,021,363 $ 1,737,505

The accompanying notes are an integral part of these financial statements.


GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2016


Table of Industries


Industry						Market Value		Percent

Aerospace						$      127,396 	      7.33%
Airlines						$      102,128		5.88%
Automotive						$       57,750		3.32%
Banking & Finance					$       93,351		5.37%
Commercial Services				$       53,820		3.10%
Computers - Distributors			$       72,540 		4.17%
Computers - Services				$       26,160		1.51%
Computers - Software				$       34,578    	1.99%
Electrical Equipment				$      163,497		9.41%
Electronics Components				$       96,610		5.56%
Environmental Services                  $       19,600         1.13%
Foods & Beverages					$       66,848		3.85%
Industrial Materials				$        1,083		0.06%
Instruments						$       12,611		0.73%
Leisure & Recreational                  $       94,590         5.44%
Machinery						$        1,949		0.11%
Medical Products & Supplies			$      116,048		6.68%
Metal Fabrication & Hardware			$       24,990		1.44%
Office Equipment					$       13,678		0.79%
Railroads						$       61,146		3.52%
Real Estate & Related				$       48,390		2.78%
Retail - Specialty				$       31,184		1.79%
Steel							$       77,800		4.48%
Telecommunications				$      110,428		6.36%
Utilities - Natural Resources           $       65,475		3.77%
Total Equities					$    1,573,650	     90.57%

Cash & Equivalents (7 day yield .01%)	$      163,855		9.43%

Total Invested Assets				$    1,737,505	    100.00%


The accompanying notes are an integral part of these financial statements.






GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
        Dividend and Interest Income                $   27,085
EXPENSES:
        Adviser Fees                                    20,374
        Legal and Professional                           1,572
        Director's Fees                                  1,000
        D&O/E&O                                            944
        Fidelity Bond                                      104
        State Income Taxes                                 300
        Telephone                                          185
        Registration Fees                                   75
        Custodian Fees                                   1,663
        Travel                                             329
        Dues and Subscriptions                           1,348
Total expense                                           27,894
Net investment loss                                       (809)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss from securities transactions              (1,629)
Unrealized depreciation during the period              (21,724)
Net loss on investments                                (23,353)
CHANGE IN NET ASSETS FROM OPERATIONS               $   (24,162)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEARS ENDED OCTOBER 31, 2016 AND 2015

						                         October    October
                                                              2016       2015
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment loss                                $      (809)  $    (419)
   Net realized loss from security transactions            (1,629)       (118)
   Net change in unrealized depreciation
            (appreciation) of investments                 (21,724)     50,028
Change in net assets from operations                      (24,162)     49,491

DISTRIBUTIONS TO SHAREHOLDERS:
    Distribution of capital gains                          (6,100)   (180,452)
    Distribution of ordinary income                        (5,115)          0
Reinvested dividend distributions                          11,215     180,452

CAPITAL SHARE TRANSACTIONS:
   Sales                                                   61,728	      58,745
   Redemptions	  (79,828)    (103,694)
 Total capital share transactions                         (18,100)    (44,949)
Decrease (increase) in net assets                         (42,262)      4,542
NET ASSETS:
   Beginning of period                                  1,778,803    1,774,261
   End of period                                      $ 1,736,541  $ 1,778,803


The accompanying notes are an integral part of these financial statements.


GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)
FOR THE YEARS ENDED OCTOBER 31, 2016, 2015, 2014, 2013 AND 2012


                                       October October October October October
                                          2016    2015    2014    2013    2012

NET ASSET VALUE, beginning of period   $ 20.79 $ 22.41  $20.16 $ 15.53 $ 14.70

INCOME FROM INVESTMENT OPERATIONS
  Net investment (loss) income           (0.01)   0.00   (0.08)  (0.08)  (0.11)
  Net (loss) gain on securities
    both realized and unrealized         (0.29)   0.65    2.33    4.71    0.94

Total from investment operations         (0.30)   0.65    2.25    4.63    0.83

DISTRIBUTIONS  TO SHAREHOLDERS FROM:
     Distribution of capital gains       (0.07)  (2.27)   0.00    0.00    0.00
     Distribution of ordinary income     (0.06)   0.00    0.00    0.00    0.00
     Total stock dividend distributions  (0.13)  (2.27)   0.00    0.00    0.00

NET ASSET VALUE, end of period         $ 20.36 $ 20.79 $ 22.41 $ 20.16 $ 15.53

NET ASSETS,
     end of period     $1,736,541 $1,778,803 $ 1,774,261 $1,554,267 $1,101,480



GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)
FOR THE YEARS ENDED OCTOBER 31, 2016, 2015, 2014, 2013 AND 2012


                                       October October October October October
                                          2016    2015    2014    2013    2012

RATIO OF EXPENSES
  TO AVERAGE NET ASSETS*               1.56%   1.54%   1.68%   1.74%   1.97%


RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS*              (0.05)% (0.02)% (0.38)% (0.45)% (0.72)%

PORTFOLIO TURNOVER RATE*               0.16%   4.34%  13.65%   0.00%   0.05%

TOTAL RETURN                          (1.45)%  2.85%  11.16%  29.81%   5.65%

* Per share amounts calculated using the average shares method




The accompanying notes are an integral part of these financial highlights.


GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.) NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2016

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the "Series") is a series within the Bullfinch Fund, Inc. (the "Fund"), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States
("GAAP").   The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services - Investment Companies.

Fair Value Measurements - ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:
Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.
Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3: Significant unobservable inputs that reflect a reporting entity's own assumptions about the assumptions that market participants would use in pricing an asset or liability.
The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in money market accounts or treasury bills and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

 ASSETS AT FAIR VALUE AS OF:
                             10/31/16
                              LEVEL 1
COMMON STOCKS              $ 1,573,650
CASH & EQUIVALENTS         $   163,855
TOTAL INVESTED ASSETS      $ 1,737,505

  In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the
Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management's estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its capital gains of $180,452 to its shareholders on December 26, 2014 in the form of stock dividends equal to 8,638.179 shares of stock. The Series made a distribution of its ordinary income of $5,115 to its shareholders on December 29, 2015 in the form of stock dividends equal to 246.371 shares of stock. The Series made a distribution of its capital gains of $6,100 to its shareholders on December 29, 2015 in the form of stock dividends equal to 293.831 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.


NOTE C - INVESTMENTS

For the year ended October 31, 2016, the Series purchased $38,365 of common stock. During the same period, the Series sold $2,907 of common stock.

At October 31, 2016, the gross unrealized appreciation for all securities totaled $758,409 and the gross unrealized depreciation for all securities totaled $42,267, or a net unrealized appreciation of $716,142. The aggregate cost of securities for federal income tax purposes at October 31, 2016 was $857,508.


NOTE D - RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund's board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first
$1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2016, the Fund paid investment adviser fees of $20,374,

As of October 31, 2016, the Fund had $1,693 included in accrued expenses, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset
Management.


NOTE E - REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.


NOTE F - COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund's officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.


NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:



                                          Shares                Amount

Balance at October 31, 2014           79,170.726             $ 997,422

 Shares sold during 2015               2,771.844                58,745
 Shares redeemed during 2015          (5,015.858)             (103,694)
 Reinvestment of Distributions,
         December 26, 2014             8,638.179               180,452

Balance at October 31, 2015           85,564.891            $1,132,925

 Shares sold during 2016               2,995.918                61,728
 Shares redeemed during 2016          (3,811.697)              (79,828)
 Reinvestment of Distributions,
         December 29, 2015               540.202                11,215

Balance at October 31, 2016           85,289.314            $1,126,040

ADDITIONAL INFORMATION

EXPENSE TABLE           Beginning        Ending
                    Account Value Account Value    Annualized  Expenses Paid
ACTUAL                     5/1/16      10/31/16 Expense Ratio During Period+
Unrestricted Series    $ 1,000.00    $ 1,029.40      1.50%      $  7.55
Greater Western
   New York Series       1,000.00        966.80      1.56%      $  7.61
HYPOTHETICAL++
Unrestricted Series      1,000.00      1,025.00      1.50%      $  7.53
Greater Western
   New York Series       1,000.00      1,025.00      1.56%      $  7.83

+ Expenses are equal to each Series' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
(181) in the most recent fiscal half-year, then divided by 365.
++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The Expense Table illustrates your Fund's costs in two ways.

* ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund's actual return - the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission
(the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund's SAI includes additional information about the Fund's Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon,
New York 14506.


The directors and officers of the Fund are:

NAME, AGE                POSITON(S)    TERM OF OFFICE        PRINCIPLE        NUMBER OF        OTHER
ADDRESS                  HELD WITH     AND LENGTH OF      OCCUPATION(S)      PORTFOLIOS  DIRECTORSHIPS
                    FUND         TIME SERVED        DURING PAST         IN FUND       HELD BY
                                                             5 YEARS           COMPLEX       DIRECTOR
                                                                             OVERSEEN BY
                                                                              DIRECTOR
-----------------------------------------------------------------------------------------------------

                                           INTERESTED PERSONS*
Christopher Carosa, 56  President;      Term of Office:  President, Founder       2            N/A
  2 Lantern Lane        Director;       N/A              Carosa Stanton
  Honeoye Falls,        Chairman of     Length of Time   Asset Management, LLC;
  New York 14472        Board; Chief    Served:          President, Director
                        Compliance      Since 1997       and Chairman of the
                        Officer                          Board, Bullfinch Fund, Inc.

Betsy Kay Carosa, 56    Corporate       Term of Office:  Office Manager           2            N/A
  2 Lantern Lane        Secretary       N/A              Carosa Stanton
  Honeoye Falls,                        Length of Time   Asset Management, LLC;
  NY  14472                             Served:          Corporate Secretary,
                                        Since 1997       Bullfinch Fund, Inc.

                                           INDEPENDENT DIRECTORS

Thomas M. Doeblin, 57   Director;       Term of Office:  Teacher                    2            N/A
  73 San Gabriel Drive  Audit           N/A              Pittsford-Mendon High
  Rochester,            Committee       Length of Time   School
  NY  14610                             Served:
                                        Since 2006

Bryan D. Hickman, 71    Director        Term of Office:  Co-Founder, Vice Chairman  2            N/A
  6288 Bobble Hill Road Audit           N/A              E3 Rochester
  Naples,               Committee       Length of Time   President
  NY 14512-9700                         Served:          Coach & Equipment
                                        Since 2008       Manufacturing Co.

Lois Irwin, 64          Director        Term of Office:  Marketing Consultant       2            N/A
  33 Oak Meadow Trail                   N/A              Director of Provider Svcs
  Pittsford,                            Length of Time   Ultramobile Imaging;
  NY  14534                             Served:          VP Sales & Marketing
                                        Since 2006       Complemar Partners

John P. Lamberton, 56   Director        Term of Office:  Founder, General Partner   2            N/A
  110 East Center Street #2057          N/A              Cape Bojador Capital
  Madison,                              Length of Time   Management;
  SD 57042                            Served:
                                        Since 2003
Jerome C Lojacono 57    Director        Term of Office:  President                  2	      N/A
  6499 Poplar Court                     N/A              Jerome C Lojacono
  East Amherst                          Length of Time   Enterprises
  NY 14051                              Served:
                                        Since 2016

William E.J. Martin, 56 Director        Term of Office:  Managing Member            2            N/A
  4410 Woodlawn Ave. N                  N/A              Chipman & Martin, LLC;
  Seattle,                              Length of Time   Consultant,
  WA  98103                             Served:          Robson Forensic, Inc.
                                        Since 1997       Director of Sales,
                                                         Aecon Buildings, Inc.

Michael W. Reynolds, 56 Director        Term of Office:  Marketing Consultant       2            N/A
  203 Randwood Drive    Audit           N/A              Sole Proprietor
  Getzville, NY  14068  Committee       Length of Time
                                        Served:
                                        Since 2000


PROXY VOTING GUIDELINES
Carosa Stanton Asset Management, LLC, the Fund's Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund's Forms N-PX is available on the SEC's website at http://www.sec.gov. The Fund's Forms N-PX may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



QUARTERLY FILING OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL
OF THE INVESTMENT ADVISORY CONTRACT

At the Board's Annual Meeting, the Independent Directors of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC,
(the Adviser), the Board of Directors requested, and the Adviser provided information relevant to the Board's consideration. Among the factors the Board considered were:

1) Nature, extent and quality of service provided by the Adviser - the Independent Directors noted the unprecedented access they have to the Adviser, the quick responsiveness to requests .
2) The overall performance of the Funds relative to the performance of other funds in the Funds' peer group.
3) In addition, the Board compared expenses of each Fund to the expenses of its peers. However, the board did not compare advisory fees of each fund to the advisory fees of its peers.
4) The Board also considered the fact that Adviser has implemented breakpoints in the Funds' advisory fee schedule and the Board agreed that this type of fee structure remained reasonable and fair to shareholders.
5) They noted the range of investment advisory and administrative services provided by the Adviser to the Fund.
6) They also took note of the fact that the Fund is not subject to sales charges or Rule 12b-1 fees.
7) The Board also reviewed financial information concerning the Adviser's brokerage practices, including soft dollar arrangements, and noted that these were reasonable.

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.


Item 2 - CODE OF ETHICS.


      (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

      (b) During the period covered by this report, no amendments were made to the provisions of the code of ethics


      (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.


Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.


            The registrant's Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.


Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

                                   10/31/2016     10/31/2015

            Audit Fees              $10,000          $13,125

            Audit-Related Fees      $     0          $     0
            Tax Fees                $ 2,000          $ 1,245
            All Other Fees          $     0          $     0

            The Audit Committee of the registrant's Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant's Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year's accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

           Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a)  -The list of investments is included in the shareholder report.

Item 6(b)  -Not applicable.


Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES.

         Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None.

ITEM 11.  CONTROLS AND PROCEDURES.

Item 11(a) -The registrant's principal executive and principal financial officer has determined that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - EXHIBITS.

            (a)(1) Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191;
                    Form N-1A filed on October 30, 2003 with
                    Accession Number 0001038199-02-000005).


            (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

            (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By: /s/ Christopher Carosa
    ----------------------------------------
    Christopher Carosa,
    President of Bullfinch Fund, Inc.


Date: December 28, 2016



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Christopher Carosa

    ----------------------------------------

    Christopher Carosa,
    President of Bullfinch Fund, Inc.

Date: December 28, 2016